Exhibit 10.24

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AMENDMENT TO EXHIBITS F AND G

TO THE AMENDED AND RESTATED SERVICES AGREEMENT

This “Amendment” is to the AMENDED AND RESTATED SERVICES AGREEMENT (the “Agreement”), dated June 29th, 2015, by and between Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”). Accolade and Comcast are each ‘‘a Party’’ and collectively referred to as the “Parties.” Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement. Section references herein, if any, shall refer to Section references in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Accolade and Comcast hereby agree to amend the Agreement as follows:

AMENDMENT EFFECTIVE DATE

This Amendment shall be retroactively effective to January 1, 2016. All measurements and calculations of the relevant metrics, and any adjustments to Base Fees resulting from the Performance Guarantees, Incentive Payments and any [***] (as defined below), shall begin on [***] and continue unless and until amended by the Parties in writing. For the avoidance of doubt, there shall be no Performance Guarantee penalty payments for [***].

AMENDMENTS TO EXHIBIT F

1.                                      Amendments to Exhibit [***])

A                                       [***]

[***]

B.                                    [***]

[***]	[***]
[***]	[***]

2.                                      Amendments to Exhibit [***])

A.                                    [***]

[***]

3.                                      Amendments to Exhibit [***]

A.                                    [***]

B.                                    [***]

4.                                      Amendments to Exhibit [***])

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

B.                                    [***]

[***]	[***]
[***]	[***]

AMENDMENTS TO EXHIBIT G

1.                                      Amendments to Section 1:

At the end of Section 1, add the following:

“Notwithstanding the foregoing, [***], Comcast shall pay Accolade an Incentive Payment for achieving the following Incentive Goals, as calculated in accordance with the “[***] Incentive Goals Table” below: [***]’

2.                                      Amendments to Section 2

A.                                    In Section 2, add the following:

‘“Incentives [***] are shown in the table below. The table for [***] Incentives shall not be applicable to Incentive Payments [***].”

[***].

B.                                    In Section 3, add the following:

“The [***] Incentive Payment Schedule’ table shall not be applicable to [***] Incentive Payments.”

C.                                    In Section 4, add the following:

“The [***] Incentive Thresholds’ table shall not be applicable to [***] Incentive Payments.”

D.                                    In Section 5, make the fo11owing amendments:

In Section 5.1, add “For [***], the Incentive Period is [***]. For subsequent years, the Incentive Period will be [***] of the subject calendar year, unless modified by mutual agreement of the Parties.”

Add a new Section 5.8.1, as follows:

“5.8.1 [***] - is the total of the measure [***] as reported in the [***] in the period [***] and with payment dates between [***] divided by total Member Months for the period [***].”

Add a new Section 5.8.2, as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

“5.8.2 [***] is the total of the measure [***] as reported in the [***] in the period [***] and with payment dates between [***] divided by total Member Months for the period [***].’’

Add a new Section 5.9.1, as follows:

“5.9.1 [***] incentives - is the [***] divided by [***] minus [***] expressed as a percentage. If this result is between [***], then the [***] Tier 1 Threshold is met. If this result is [***]; then the [***] Tier 2 Threshold is met.”

NEW EXHIBIT G-1

1.                                      Add a new Exhibit G-I, as follows:

“Exhibit G-I

[***]

1.                                      If Accolade’s [***] for v, and as calculated in accordance with Exhibit F-4, as amended, meets or exceeds [***], Comcast will pay to Accolade a [***].

2.                                      The [***], if any, will be paid concurrently with the final payment [***].”

[Signature page follows]

This Amendment shall be effective as of the last date of execution by the Parties hereto. Except as amended hereby and by any prior amendments to the Agreement, the original Agreement shall remain in full force and effect in accordance with the terms thereof.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Amendment.

Comcast Cable Communications Management, LLC		Accolade, Inc.

By:	/s/ Shawn Leavitt	By:	/s/ Rajeev Singh

Name:	Shawn Leavitt	Name:	Rajeev Singh

Title:	SVP Global Benefits	Title:	CEO

Date:	August 25, 2016	Date:	August 30, 2016